                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


                  The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint NORMAN H. WESLEY, MARK A. ROCHE, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of Fortune Brands, Inc. for the fiscal year ended December 31, 2001, and any and all amendments thereto:

       Signature                      Title                      Date


/s/ Norman H. Wesley          Chairman of the Board          March 28, 2002
----------------------         and Chief Executive
    Norman H. Wesley           Officer (principal
                             executive officer) and
                                    Director



/s/  Craig P. Omtvedt         Senior Vice President          March 28, 2002
----------------------         and Chief Financial
    Craig P. Omtvedt           Officer (principal
                               financial officer)



/s/ Nadine A. Heidrich         Vice President and            March 28, 2002
----------------------          Chief Accounting
   Nadine A. Heidrich          Officer (principal
                               accounting officer)


/s/ Patricia O. Ewers               Director                 March 28, 2002
----------------------
   Patricia O. Ewers




/s/ Thomas C. Hays                  Director                 March 28, 2002
----------------------
     Thomas C. Hays




/s/ John W. Johnstone, Jr.          Director                 March 28, 2002
----------------------
John W. Johnstone, Jr.

       Signature                     Title                       Date
       ---------                     -----                       ----

/s/ Gordon R. Lohman                Director                 March 28, 2002
----------------------
   Gordon R. Lohman


/s/ Charles H. Pistor, Jr.          Director                 March 28, 2002
----------------------
Charles H. Pistor, Jr.



/s/ Eugene A. Renna                 Director                 March 28, 2002
----------------------
    Eugene A. Renna



/s/ Anne M. Tatlock                 Director                 March 28, 2002
----------------------
    Anne M. Tatlock



/s/ David M. Thomas                 Director                 March 28, 2002
----------------------
    David M. Thomas



/s/ Peter M. Wilson                 Director                 March 28, 2002
----------------------
    Peter M. Wilson